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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMSSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): May 5, 2005 (May 4, 2005)


                      FIRST ROBINSON FINANCIAL CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                 0-29276                36-4145294
--------                                 -------                ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


                 501 EAST MAIN STREET, ROBINSON. ILLINOIS   62454
               ---------------------------------------------------
               (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (618) 544-8621
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

             The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934

             On May 4, 2005, First Robinson Financial Corporation issued a news release to report its financial results for the year ended March 31, 2005. The release is furnished as Exhibit 99.1 hereto.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (c)  EXHIBITS.

                  Exhibit Number

                  99.1 Press Release, dated May 4, 2005 issued by First Robinson Financial Corporation



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FIRST ROBINSON FINANCIAL CORPORATION



Dated: May 5, 2005                       By: /s/ Rick L. Catt
                                             --------------------
                                             Rick L. Catt, President/CEO





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                                  EXHIBIT INDEX


EXHIBIT NUMBER

     99.1 Press Release, dated May 4, 2005 issued by First Robinson Financial Corporation





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